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                                                                    EXHIBIT 99.1

                                                      NEWS RELEASE
   [LAKES LOGO]                                       LAKES ENTERTAINMENT, INC.
                                                      130 CHESHIRE LANE
ENTERTAINMENT, INC.                                   MINNETONKA, MN  55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
January 8, 2003


                  THE WORLD POKER TOUR DEBUTS ON TRAVEL CHANNEL
                                   MARCH 30TH
                        POKER IS COMING TO PRIME TIME TV!


Minneapolis, MN, January 8, 2003 -- Travel Channel announced yesterday at the Television Critics Association conference in Los Angeles that it will include World Poker Tour in its prime time line-up beginning with a "Sneak Preview Premiere Night" on Sunday, March 30, and continuing as a weekly series on Wednesday nights at 9-11 P.M., ET/PT, beginning April 2, 2003. Final terms of the deal are in negotiations.

The World Poker Tour season consists of 13 poker tournaments filmed in casinos around the world, which will be nationally televised and will feature many of the best poker players in the world as they vie for multi-million dollar prize pools. The World Poker Tour will reach its exciting conclusion with the season's grand finale, "The World Poker Tour Championship". The finale, hosted by Bellagio, Las Vegas, will feature winners from all the poker competitions throughout the 13-tournament season and anyone willing to pay the $25,000 buy-in to enter what might be the biggest tournament in poker history.

The World Poker Tour is a joint venture between promoter Steve Lipscomb and Lakes Entertainment, Inc. Lakes currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. Lakes Entertainment also has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming.



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         Lakes Entertainment, Inc. common shares are currently traded on the
Nasdaq National Market under the trading symbol "LACO".



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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plan for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owned to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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